RIVERPARK FUNDS TRUST

RiverPark/Gargoyle Hedged Value Fund

A series of RiverPark Funds Trust

March 30, 2012

Supplement to the Prospectuses and Statement of Additional Information
dated March 30, 2012

IMPORTANT INFORMATION ABOUT
RIVERPARK/GARGOYLE HEDGED VALUE FUND

Please note that shares of the RiverPark/Gargoyle Hedged Value Fund included in the Prospectus dated March 30, 2012, are not currently available for sale.

Please retain this Supplement with your
Prospectus for future reference.